Property, Plant and Equipment	6 Months Ended	12 Months Ended
	Jun. 30, 2018	Dec. 31, 2017
Oil And Gas Property [Abstract]
Property, Plant and Equipment

Note 4—Property, Plant and Equipment

Proved Properties. The Company’s interests in oil and natural gas properties are located in the United States (“U.S.”) primarily in the Gulf of Mexico deep and shallow waters. The Company follows the full cost method of accounting for its oil and natural gas exploration and development activities.

Pursuant to SEC Regulation S-X, Rule 4-10, under the full cost method of accounting, the Company’s capitalized oil and natural gas costs, net of related deferred taxes, are limited to a ceiling based on the present value of future net revenues from proved reserves, discounted at 10 percent, plus the lower of cost or estimated fair value of unproved oil and natural gas properties not being amortized. The Company performs this ceiling test calculation each quarter utilizing SEC pricing. At June 30, 2018, the Company’s ceiling test computation of its U.S. oil and natural gas properties was based on SEC pricing of $60.03 per Bbl of oil, $2.90 per Mcf of natural gas and $28.26 per Bbl of NGLs. During the three and six months ended June 30, 2018 and 2017, the Company’s ceiling test computation did not result in a write-down of its U.S. oil and natural gas properties.

Unproved Properties. Unproved capitalized costs of oil and natural gas properties excluded from amortization relate to unevaluated properties associated with acquisitions, leases awarded in the Gulf of Mexico federal lease sales, certain geological and geophysical costs, costs associated with certain exploratory wells in progress and capitalized interest. Unproved properties also include costs associated with two blocks awarded on September 4, 2015 to the Company, together with the Company’s working interest partners, located in the shallow waters off the coast of Mexico’s Veracruz and Tabasco states, by the National Hydrocarbons Commission (“CNH”).

Capitalized Overhead. General and administrative expense in the Company’s financial statements is reflected net of capitalized overhead. The Company capitalizes overhead costs that are directly related to exploration, acquisition and development activities. Capitalized overhead for the three months ended June 30, 2018 and 2017 was $4.5 million and $3.1 million, respectively. Capitalized overhead for the six months ended June 30, 2018 and 2017 was $7.5 million and $6.5 million, respectively.

Asset Retirement Obligations. The Company has obligations associated with the retirement of its oil and natural gas wells and related infrastructure. The Company has obligations to plug wells when production on those wells is exhausted, when it no longer plans to use them or when the Company abandons them. The Company accrues a liability with respect to these obligations based on its estimate of the timing and amount it will incur to plug, abandon, replace, remove and/or remediate the associated assets at the end of their productive lives. See Note 11—Commitments and Contingencies relating to performance bonds associated with plugging and abandoning wells.

In estimating the liability associated with its asset retirement obligations, the Company utilizes several assumptions, including a credit-adjusted risk-free interest rate, estimated costs of decommissioning services, estimated timing of when the work will be performed and a projected inflation rate. Changes in estimate in the table below represent changes to the expected amount and timing of payments to settle the Company’s asset retirement obligations. Typically, these changes result from obtaining new information about the timing of the Company’s obligations to plug, abandon and remediate oil and natural gas wells and related infrastructure and the costs to do so. After initial recording, the liability is increased for the passage of time, with the increase being reflected as accretion expense on the condensed consolidated statements of operations. If the Company incurs an amount different from the amount accrued for decommissioning obligations, the Company recognizes the difference as an adjustment to proved properties.

The discounted asset retirement obligations included on the condensed consolidated balance sheets in current and non-current liabilities and the changes to that liability during the six months ended June 30, 2018 were as follows (in thousands):

Asset retirement obligations at January 1, 2018	$214,733
Fair value of asset retirement obligations assumed	220,637
Obligations settled	(43,896)
Accretion expense	14,252
Obligations incurred	120
Changes in estimate	8,532

Asset retirement obligations at June 30, 2018	$414,378
Less: Current portion	94,334

Long-term portion	$320,044

Note 4—Property, Plant and Equipment

Proved Properties. The Company’s interests in oil and natural gas properties are located primarily in the United States Gulf of Mexico deep and shallow waters. We follow the full cost method of accounting for our oil and natural gas exploration and development activities. In August 2016, the Company entered into a capital lease for the use of the HP-I and recorded a $124.3 million capital lease asset. Since the HP-I is utilized in our oil and natural gas development activities, the asset is included within proved property, subject to the ceiling test calculation described below and is depleted as part of the full cost pool.

Pursuant to SEC Regulation S-X, Rule 4-10, under the full cost method of accounting, our capitalized oil and natural gas costs are limited to a ceiling based on the present value of future net revenues from proved reserves, discounted at 10 percent, plus the lower of cost or estimated fair value of unproved oil and natural gas properties not being amortized. We perform this ceiling test calculation each quarter utilizing SEC Pricing. During 2017 and 2016, our ceiling test computations did not result in a write-down of our U.S oil and natural gas properties. At September 30, 2015, our ceiling test computation resulted in a write-down of our U.S. oil and natural gas properties of $279.3 million based on SEC Pricing, of $61.22 per Bbl of oil, $3.29 per Mcf of natural gas and $20.65 per Bbl of NGLs. At December 31, 2015, our ceiling test computation resulted in a write-down of our U.S. oil and natural gas properties of $324.1 million based on SEC Pricing of $50.72 per Bbl of oil, $2.75 per Mcf of natural gas and $17.60 per Bbl of NGLs.

Unproved Properties. Unproved capitalized costs of oil and natural gas properties excluded from amortization relate to unevaluated properties associated with acquisitions, leases awarded in the Gulf of Mexico federal lease sales, certain geological and geophysical costs, costs associated with certain exploratory wells in progress and capitalized interest. Unproved properties also include costs associated with the two blocks awarded on September 4, 2015 to the Company together with Sierra Oil & Gas S. de R.L de C.V. (“Sierra”) and Premier Oil Plc (“Premier”), the (“Consortium”), located in the shallow waters off the coast of Mexico’s Veracruz and Tabasco states, by the National Hydrocarbons Commission (“CNH”).

The following table sets forth a summary of the Company’s oil and natural gas property costs not being amortized at December 31, 2017, by the year in which such costs were incurred (in thousands):

		Year Ended December 31,
	Total	2017	2016	2015	2014 and Prior
Acquisition	$23,871	$—	$3,845	$4,089	$15,937
Exploration	48,131	27,137	7,174	2,621	11,199

Total unproved properties, not subject to amortization	$72,002	$27,137	$11,019	$6,710	$27,136

The excluded costs will be included in the amortization base as properties are evaluated and proved reserves are established or impairment is determined. We expect this process to occur over the next five years.

In March 2017, the Company was the apparent high bidder on six blocks in connection with the Gulf of Mexico Federal Lease Sale 247 held by the Bureau of Ocean Energy Management (“BOEM”). The six blocks were awarded to the Company during the second quarter 2017. The Company paid BOEM approximately $2.6 million during the first and second quarter of 2017 for the awarded leases and for first year’s lease rentals.

Capitalized Interest. Interest expense in our financial statements is reflected net of capitalized interest. We capitalize interest on the costs associated with drilling and completing wells until production begins. The interest rate used is the weighted average interest rate of our outstanding borrowings. Capitalized interest for the years ended December 31, 2017, 2016 and 2015 was $0.6 million, $0.4 million and $3.9 million, respectively.

Capitalized Overhead. General and administrative expense in our financial statements is reflected net of capitalized overhead. We capitalize overhead costs that are directly related to exploration, acquisition and development activities. Capitalized overhead for the years ended December 31, 2017, 2016 and 2015 was $13.7 million, $12.5 million and $14.1 million, respectively.

Asset Retirement Obligations. We have obligations associated with the retirement of our oil and natural gas wells and related infrastructure. We have obligations to plug wells when production on those wells is exhausted, when we no longer plan to use them or when we abandon them. We accrue a liability with respect to these obligations based on our estimate of the timing and amount to replace, remove or retire the associated assets.

In estimating the liability associated with our asset retirement obligations, we utilize several assumptions, including a credit-adjusted risk-free interest rate, estimated costs of decommissioning services, estimated timing of when the work will be performed and a projected inflation rate. Changes in estimate in the table below represent changes to the expected amount and timing of payments to settle our asset retirement obligations. Typically, these changes result from obtaining new information about the timing of our obligations to plug and abandon oil and natural gas wells and the costs to do so. After initial recording, the liability is increased for the passage of time, with the increase being reflected as accretion expense in our consolidated statements of operations. If we incur an amount different from the amount accrued for decommissioning obligations, we recognize the difference as an adjustment to proved properties.

The discounted asset retirement obligations included in the consolidated balance sheets in current and non-current liabilities, and the changes in that liability during the each of the years ended December 31, were as follows (in thousands):

	Year Ended December 31,
	2017	2016
Asset retirement obligations at January 1	$220,049	$226,690
Fair value of asset retirement obligations acquired	699	6,445
Obligations settled	(32,573)	(23,689)
Accretion expense	19,295	21,829
Obligations incurred	4,213	1,014
Changes in estimate(1)	3,050	(12,240)

Asset retirement obligations at December 31	$214,733	$220,049
Less: Current portion at December 31	(39,741)	(33,556)

Noncurrent portion at December 31	$174,992	$186,493

(1)	The reduction during the year ended December 31, 2016 was primarily attributable to a reduction in service costs.